UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2008

WESTFIELD FINANCIAL, INC. (Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-16767 (Commission File Number)	73-1627673 (IRS Employer Identification No.)

141 Elm Street, Westfield, Massachusetts 01085 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (413) 568-1911

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	Results of Operations and Financial Condition

      On October 29, 2008, Westfield Financial, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2008. The press release also announced the declaration of regular and special dividends. The Board of Directors declared a regular cash dividend of $0.05 per share and a special cash dividend of $0.25 per share. A copy of the press release is attached as Exhibit No. 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is furnished with this Report:

Exhibit No.	Description

99.1	Press release dated October 29, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

	By:	/s/ Michael J. Janosco, Jr.

	Name	Michael J. Janosco, Jr.
	Title:	Chief Financial Officer

Date: October 29, 2008

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 29, 2008.

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